UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

January 27, 2012

Date of Report (Date of earliest event reported)

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1250, Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 848-2500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 27, 2012, NewStar Financial, Inc. (the “Company”) entered into the First Amendment to Amended and Restated Note Agreement (the “First Amendment”), by and among the Company, the holders party thereto and Fortress Credit Corp. (“Fortress”), as administrative agent, which amended the Amended and Restated Note Agreement by and among the Company, the holders party thereto and Fortress dated August 31, 2010.

The First Amendment increases the size of the credit facility to $125,000,000 from $100,000,000, consisting of a $25,000,000 revolving credit facility and a $100,000,000 term loan facility and extends the maturity date to August 31, 2016 from August 31, 2014. $50,000,000 of the $100,000,000 term loan facility has been funded prior to the date of the First Amendment. Therefore, the First Amendment establishes $50,000,000 of additional unfunded term loan commitments under the facility.

The term loan facility may be prepaid, subject to a prepayment fee which is payable in the case of any voluntary or involuntary prepayment made on or prior to August 31, 2015. If any such prepayment is made on or prior to August 31, 2015, such prepayment fee will be equal to the product of (a) the amount of the prepayment and (b)(i) in the case of any such prepayment made during the period commencing on January 27, 2012 and ending on January 27, 2013, 3.00% and (ii) in the case of any such prepayment made during the period commencing on January 28, 2013 and ending on August 31, 2015, 1.00%. If the Company does not borrow the entire $50,000,000 of remaining unfunded term loan commitments under the term loan facility on or prior to March 31, 2012, the Company must pay a fee equal to the product of (A) the unfunded portion of the term loan facility and (B) 3.00%, and the term loan commitments shall expire.

On January 31, 2012, the Company borrowed $12,600,000 under the term loan facility.

The foregoing description is only a summary of certain of the provisions of the First Amendment to Amended and Restated Note Agreement and is qualified in its entirety by the First Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	First Amendment to Amended and Restated Note Agreement, dated as of January 27, 2012, by and among NewStar Financial, Inc., the holders from time to time party thereto, and Fortress Credit Corp., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWSTAR FINANCIAL, INC.

Date: January 31, 2012	By:	/s/ JOHN KIRBY BRAY
John Kirby Bray
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Amended and Restated Note Agreement dated as of January 27, 2012 by and among NewStar Financial, Inc., the holders from time to time party thereto, and Fortress Credit Corp., as administrative agent.